                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT


Applied Industrial Technologies, Inc.

We consent to the incorporation by reference in Registration Statement No. 033-60687 of Applied Industrial Technologies, Inc. on Form S-8 of our report dated March 26, 1999, appearing in this Annual Report on Form 11-K of the Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan for the year ended December 31, 1998.



/s/Deloitte & Touche LLP

March 26, 1999